Fair Value of Retained Interests (Detail) In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Annual prepayment rate:
Impact of 10% adverse change	$ 0.3	17.4	30.1
Impact of 20% adverse change	0.6	32.9	57.0
Expected credit losses:
Impact of 10% adverse change	0.2	7.9	22.3
Impact of 20% adverse change	$ 0.3	15.7	44.5